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                                                                   EXHIBIT 10.16

                        RELEASE AND ASSUMPTION AGREEMENT


                  This RELEASE AND ASSUMPTION AGREEMENT (the "Agreement") dated as of December 31, 1998, among Cottonport Bank ("Bank"), the Tunica-Biloxi Tribe of Louisiana (the "Tribe"), Grand Casinos of Louisiana, Inc.--Tunica-Biloxi ("GCI"), Grand Casinos, Inc. ("Grand"), Lakes Gaming, Inc., a Minnesota corporation and a subsidiary of Grand ("Lakes") and Grand Casinos of Louisiana, LLC-Tunica-Biloxi, a Minnesota limited liability company and a subsidiary of Lakes ("GCI LLC").

                                   WITNESSETH:

                  WHEREAS, Bank entered into that certain Commercial Loan Agreement dated March 17, 1997 (the "Hotel Loan Agreement") under the terms of which the Bank agreed to loan to the Tribe up to $16,500,000.00 (the "Hotel Loan") to be used to construct and furnish a hotel facility, to purchase new gaming equipment, and to make certain renovations, all as more fully set forth therein;

                  WHEREAS, in connection with the Hotel Loan, Grand and GCI executed in favor of the Bank that certain Commercial Guaranty Agreement dated April 7, 1997 (the "Hotel Loan Guaranty") under the terms of which Grand and GCI guaranteed up to the maximum sum of $16,500,000.00 of the Hotel Loan Obligations (herein defined);

                  WHEREAS, in connection with the Hotel Loan Agreement, Grand executed that certain Subordination Agreement dated April 7, 1997 in favor of the Bank (the "Grand Subordination Agreement");

WHEREAS, in connection with the Hotel Loan Agreement, GCI executed the certain Subordination Agreement dated April 7, 1997 in favor of the Bank (the "GCI Subordination Agreement");

                  WHEREAS, capitalized terms used herein shall have the meanings ascribed thereto in the Hotel Loan Agreement unless otherwise defined herein;

                  WHEREAS, pursuant to that certain Merger Agreement dated June 30, 1998 (the "Merger Agreement") among Grand, Lakes, Hilton Hotels Corporation, a Delaware corporation ('Hilton"), Park Place Entertainment Corporation , a Delaware corporation and a subsidiary of Hilton ("Park Place"), Gaming Acquisition Corporation, a Minnesota corporation and a subsidiary of Park Place (the "Merger Subsidiary"), such parties intend to cause the following transactions to occur effective as of closing on December 31,1998 (collectively, the "Grand Transactions"):

         (a) all right, title, interest, duties and obligations of Grand and GCI in, to and under: (i) the Management Agreement, and (ii) any other security agreements, mortgages, deeds of trust, contracts, agreements, instruments and documents between or among the Tribe and either or both of Grand and/or GCI of whatever nature, including, without limitation, any debts, liabilities or other obligations owing by the Tribe to either or both of Grand and/or GCI, shall be forever and


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absolutely assigned to and assumed by Lakes or GCI LLC, as applicable (the
"Assignment Transaction");

         (b) GCI shall merge with and into Lakes, with Lakes remaining as the surviving entity (the "GCI-Lakes Merger");

         (c) Hilton will spin-off 100% of the capital stock of Park Place to its public shareholders;

         (d) Grand will spin-off 100% of the capital stock of Lakes to its public shareholders; and

         (e) the Merger Subsidiary shall merge with and into Grand, with Grand remaining as the surviving entity (the "Park Place-Grand Merger");

                  WHEREAS, the Tribe has consented to the Grand Transactions and Grand, GCI, Lakes and GCI LLC are also requesting the consent of the Bank to the Grand Transactions and to amend the Loan Documents (herein defined) as set forth herein, including without limitation, the release of GCI from and assumption by GCI LLC of all obligations of GCI to the Bank under the applicable Loan Documents to which it is a party; and

                  WHEREAS, the Bank is willing to grant such consent pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, the Bank, GCI and Grand agree as follows:

         SECTION 1. CONSENT AND WAIVER. The Bank hereby consents to the Grand Transactions as described above and waives any and all provisions (including, without limitation, any change in control provisions) contained in the Loan Documents that would restrict or otherwise give rise to an event of default under the Loan Documents on account of the Grand Transactions. As used herein the term "Loan Documents" shall individually or collectively, as the context my require, mean the Hotel Loan Agreement, the Collateral Documents, the Hotel Loan Guaranty, the Grand Subordination Agreement, the GCI Subordination Agreement, and all other instruments, documents and agreements related thereto .

         SECTION 2. RELEASE OF GCI AND REAFFIRMATION BY GRAND. Upon the occurrence of the Release Effective Date (as hereinafter defined), the Bank shall be deemed to have forever released GCI from all debts, liabilities and obligations whatsoever now or hereafter owing to the Bank under the Hotel Loan Guaranty. Grand hereby confirms that each and all of the obligations of Grand under the Loan Documents, including, without limitation, the Hotel Loan Guaranty, remain, and will remain, in full force and effect in accordance with their original terms, without waiver or modification, notwithstanding the completion of the Grand Transactions.


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The "Release Effective Date" shall be defined as and be deemed to have occurred on the date that each of the following agreements and documents shall have been executed and delivered to the Bank, each in form and substance acceptable to the Bank (collectively, the "Release Documents"):

         (aa) An acknowledgment and certification of Park Place that (i) the release of Grand from Grand's obligations under the Loan Documents is not a condition to the completion of the Park Place-Grand Merger, (ii) the Park Place-Grand Merger has been legally effectuated and Grand has become the wholly-owned subsidiary of Park Place, and (iii) no material adverse change has occurred with respect to the post-merger pro forma financial statements of Grand set forth in that certain Form S-4 Registration Statement of Park Place and Grand and filed with the Securities and Exchange Commission on October 23, 1998;

         (bb) An opinion of counsel of Grand, GCI, Lakes and GCI LLC (which counsel shall be acceptable to the Bank) that (i) each of such entities (1) is duly organized and existing under the laws of the state of its incorporation or organization, and (2) has duly executed and deliver, and has taken all corporate action necessary to authorize the execution, delivery and performance of, such documents to the extent it is a party thereto; and (ii) the completion of the Park Place-Grand Merger in accordance with applicable Minnesota law and the Merger Agreement will not in and of itself create a defense to enforcement of the Hotel Loan Guaranty with respect to Grand under Minnesota law;

         (cc) Evidence that the Assignment Transaction has been completed;

         (dd) Evidence that all Louisiana gaming approvals required in connection with the Assignment Transaction have been obtained by Lakes and/or GCI LLC, as applicable;.

         (ee) An opinion rendered by Ropes & Gray that the approval of the Bureau of Indian Affairs to the transactions contemplated herein is not required or advised;

         (ff) Delivery of the Lakes Guaranty and Lakes Subordination Agreement;

         (gg) Delivery of the GCI LLC Guaranty and GCI LLC Subordination Agreement; and

         (hh) Payment of Bank's costs and attorneys fees.

         SECTION 3. ASSUMPTION OF GCI OBLIGATIONS. GCI LLC hereby unconditionally assumes each and every debt, liability and obligation of whatever nature owing by GCI to the Bank under the Loan Documents, including, without limitation, the Hotel Loan Guaranty, to the same extent as though GCI LLC was originally a party thereto. In furtherance thereof, GCI LLC shall execute and deliver to the Bank prior to the Release Effective Date such additional documents as may be necessary to evidence or effectuate such assumption, including, without limitation, the following:

         (a) a Commercial Loan Guaranty pursuant to which GCI LLC shall guaranty the payment of the Hotel Loan on terms and conditions substantially similar to the Hotel Loan Guaranty (the "GCI LLC Guaranty"); and




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         (b)  a Subordination Agreement pursuant to which GCI LLC shall grant a debt subordination to the Bank on terms substantially similar to the GCI Subordination Agreement (the "GCI LLC Subordination").

         SECTION 4. GUARANTY AND SUBORDINATION OF LAKES. To induce the Bank to enter into this Agreement, Lakes hereby agrees to execute and deliver to the Bank prior to the Release Effective Date the following:

         (a) the Commercial Loan Guaranty pursuant to which Lakes shall guaranty the payment of the Hotel Loan on terms and conditions substantially similar to the Hotel Loan Guaranty (the "Lakes Guaranty"); and

         (b) the Subordination Agreement pursuant to which Lakes shall grant a debt subordination to the Bank on terms substantially similar to the Grand Subordination Agreement (the "Lakes Subordination Agreement").

         SECTION 5. FURTHER ASSURANCES. Each of the parties hereto agrees that upon the request of any other party it shall execute and deliver such additional agreements and documents as may be reasonably necessary to effectuate the intents and purposes of this Agreement.

         SECTION 6. EFFECT OF THIS AGREEMENT.

                6.1 The foregoing provisions shall supersede any provisions to the contrary contained in the Loan Documents. Except as expressly set forth hereinabove, this Agreement shall not alter, change or modify the terms of or the effects of the Loan Documents.

                6.2 This Agreement shall not be binding upon the parties hereto and shall not become effective (the "Effective Date") until such time as (a) the Bank, the Tribe, Grand, GCI, Lakes and GCI LLC have signed this Agreement, and
(b) Grand shall have delivered to the Bank by facsimile or otherwise a written notice confirming that the proposed Park Place-Grand Merger has been commenced and is in a position to concurrently close with the transactions contemplated by this Agreement.

         SECTION 7. MISCELLANEOUS.

                7.1 Notices. Except as otherwise provided herein, any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by a party shall be deemed to have been sufficiently given and served for all purposes: (a) (if mailed) seven (7) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail; or (b) (if delivered by express courier) one Business Day after being delivered to such courier; or (c) (if delivered in person) the same day as delivery or until another address or addresses are given in writing by a party to the other parties as follows:

To  GCI LLC:        Grand Casinos of Louisiana, LLC.- Coushatta
                    130 Cheshire Lane




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                    Minnetonka, Minnesota 55305
                    Attention: President
                    Fax:  (612) 449-7064

To Lakes:           Lakes Gaming, Inc.
                    130 Cheshire Lane
                    Minnetonka, Minnesota 55305
                    Attention: President
                    Fax:  (612) 449-7064

To  Grand:          Grand Casinos, Inc.
                    130 Cheshire Lane
                    Minnetonka, Minnesota 55305
                    Attention:  President
                    Fax:  (612) 449-7064

To Bank:            Cottonport Bank
                    144 South Main Street
                    Marksville, Louisiana  71351
                    Attention:   Dwayn Harper
                    Fax: (318) 674-3758

To Tribe:           The Tunica-Biloxi Tribe of Louisiana
                    P.O. Box 331
                    Marksville, Louisiana 71351
                    Attention: Tribal Chairman
                    Fax: (318) 253-9791

                7.2 Governing Law. This Agreement shall be construed in accordance with and governed the laws of the State of Louisiana.

                7.3. Severability. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

                7.4 Captions. Captions herein are for convenience only and shall not be deemed part of this Agreement.

                7.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

                7.6 Amendments. This Agreement may not be amended, modified, waived, canceled or terminated, except in writing executed by all of the parties hereto.

                7.6 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.



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                7.7 Expenses. All attorneys fees, costs and expenses of the Bank associated with the preparation, execution and delivery of this Agreement and the Release Documents shall be jointly and severally paid by Grand, GCI, Lakes and GCI LLC prior to the Release Effective Date.

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                            signature pages follow.]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


                                         COTTONPORT BANK


                                         By: /s Dwayne Harper
                                            ------------------------------------
                                            Its:  Vice President
                                                --------------------------------



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                                         TUNICA-BILOXI TRIBE OF LOUISIANNA


                                         By: /s/ Earl Barbry
                                            ------------------------------------
                                                 Earl Barbry
                                                 Chairman






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                             GRAND CASINOS OF LOUISIANA, LLC
                             - TUNICA-BILOXI


                             By: /s/ Timothy Cope
                                 -----------------------------------------------
                                   Timothy Cope, its Chief Financial Officer


                             GRAND CASINOS OF LOUISIANA, INC. -
                             TUNICA-BILOXI


                             By: /s/ Timothy Cope
                                 -----------------------------------------------
                                   Timothy Cope, its Chief Financial Officer



                             GRAND CASINOS, INC.



                             By: /s/ Timothy Cope
                                 -----------------------------------------------
                                   Timothy Cope, its Chief Financial Officer


                             LAKES GAMING, INC.



                             By: /s/ Timothy Cope
                                 -----------------------------------------------
                                   Timothy Cope, its Chief Financial Officer